Exhibit 10.30

FIRST AMENDMENT TO WARRANT AGREEMENT

This FIRST AMENDMENT TO WARRANT AGREEMENT, dated as of March 31, 2026 (this “Amendment”), is entered into by and between Azul S.A., a Brazilian corporation (sociedade anônima) (the “Company”) and American Airlines, Inc. (the “Holder”).

PRELIMINARY STATEMENTS:

WHEREAS, the Company and Holder are party to that certain Warrant Agreement, dated as of February 17, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Warrant Agreement”). Capitalized terms used herein and not otherwise defined in this Amendment shall have the same meanings as specified in the Warrant Agreement.

WHEREAS, the parties hereto have agreed to amend the Warrant Agreement as set forth herein to extend the deadline under Section 3.3(f) therein for the filing of all formal filings necessary to begin the CADE Approval review period.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.            Amendments to Section 3.3(f) of the Warrant Agreement. Section 3.3(f) of the Warrant Agreement is hereby amended by deleting the date “March 31, 2026” and replacing it with “April 3, 2026 (or such later date to which Holder consents (email from counsel being sufficient))” in lieu thereof.

SECTION 2.            Conditions of Effectiveness. This Amendment shall become effective as of the date the Company shall have received a counterpart of this Amendment executed by the Holder and the Company.

SECTION 3.            Reference to and Effect Upon the Warrant Agreement.

(a)              Except as expressly modified by this Amendment, all terms, conditions, covenants, representations and warranties contained in the Warrant Agreement and the Equity Investment Agreement, and all rights and obligations of the Holder and the Company thereunder, shall remain in full force and effect. The parties hereby confirm that, except as expressly modified by this Amendment, the Warrant Agreement, and the Equity Investment Agreement are in full force and effect.

(b)             Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Warrant Agreement or Equity Investment Agreement, (ii) amend, modify or operate as a waiver of any provision of the Warrant Agreement, or (iii) constitute a course of dealing or other basis for altering the Warrant Agreement.

SECTION 4.            GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without reference to principles of conflict of laws. Section 7.11 of the Warrant Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 5.            Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 6.            Execution in Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

Company:

Azul S.A.

By: /s/ John Peter Rodgerson

Name: John Peter Rodgerson

Title: Chief Executive Officer

HOLDER:

American Airlines, Inc.

By: /s/ Anthony J. Richmond

Name: Anthony Richmond

Title: Executive Vice President, Corporate Affairs and Chief Legal Officer